SUPPLEMENT DATED NOVEMBER 24, 2020

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM SMALL/MID-CAP VALUE

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Small/Mid-Cap Value dated August 1, 2020 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.